UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 24, 2024
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 24, 2024, ServiceNow, Inc. (“ServiceNow” or the “Company”) entered into amendments to the previously filed employment agreements with, among others, William R. McDermott, Chairman and Chief Executive Officer; Gina Mastantuono, Chief Financial Officer; and Jaqueline Canney, Chief People Officer. The amendments, which become effective January 1, 2025, incorporate the terms of the new ServiceNow, Inc. Executive Severance Policy (the “Policy”) adopted by the Company to standardize severance payments and benefits for the Company’s executive leadership team.

Pursuant to the Policy, the Chief Executive Officer (the “CEO”), executive officers of the Company who directly report to the CEO and any employee whose employment agreement indicates that the Policy should apply (collectively, the “Eligible Employees”) may become eligible to receive certain severance payments and benefits upon a Qualifying Termination (as defined in the Policy), subject to a timely release of claims as described in the Policy.

The Policy provides Eligible Employees other than the CEO who incur a Qualifying Termination within three months before or 12 months following a Change in Control (as defined in the Policy), the following benefits: (i) a lump sum equal to 1.5 times the sum of the Eligible Employee’s then-current annual base salary, plus the Eligible Employee’s Target Bonus (as defined in the Policy) for the then-current fiscal year, with the Target Bonus amount becoming payable when such bonus would otherwise have been paid absent the Qualifying Termination, but in all events no later than March 15th of the year following the then-current fiscal year; (ii) an additional lump sum equal to the cost of COBRA medical, vision and dental benefits coverage for a period of 18 months; (iii) immediate vesting of 100% of then-unvested time-based restricted stock units (“RSUs”); and (iv) immediate vesting of 100% of then-unvested performance-based restricted stock units (“PRSUs”), based on actual performance.

Eligible Employees other than the CEO who incur a Qualifying Termination not in connection with a Change in Control are entitled to the following benefits under the Policy: (i) cash severance equal to the Eligible Employee’s then-current annual base salary, payable in a lump sum; (ii) the Eligible Employee’s Actual Bonus (as defined in the Policy) for the then-current fiscal year, payable when such Actual Bonus would otherwise have been paid absent the Qualifying Termination, but in all events no later than March 15th of the year following the then-current fiscal year; (iii) an additional lump sum equal to the cost of COBRA medical, vision and dental benefits coverage for a period of 12 months; and (iv) pro-rata vesting of PRSUs at the end of the applicable performance period based on actual performance.

Further, the Policy provides that the Company’s CEO is entitled to the following benefits upon a Qualifying Termination within three months before or 12 months following a Change in Control: (i) a lump sum equal to 2 times the sum of the CEO’s then-current annual base salary, plus the CEO’s Target Bonus for the then-current fiscal year, with the Target Bonus amount becoming payable when such bonus would otherwise have been paid absent the Qualifying Termination, but in all events no later than March 15th of the year following the then-current fiscal year; (ii) an additional lump sum equal to the cost of COBRA medical, vision and dental benefits coverage for a period of 24 months; (iii) immediate vesting of 100% of then-unvested RSUs; and (iv) immediate vesting of 100% of then-unvested PRSUs, based on actual performance.

If the CEO incurs a Qualifying Termination not in connection with a Change in Control, the Policy provides for the following benefits: (i) cash severance equal to the CEO’s then-current annual base salary, payable in a lump sum; (ii) the CEO’s Actual Bonus for the then-current fiscal year, payable when such bonus would otherwise have been paid absent the Qualifying Termination, but in all events no later than March 15th of the year following the then-current fiscal year; (iii) an additional lump sum equal to the cost of COBRA medical, vision and dental benefits coverage for a period of 12 months; (iv) immediate vesting of the number of then-unvested RSUs that would have vested during the 15-month period following the CEO’s termination date had the CEO remained employed with the Company through such period; and (v) immediate pro-rata vesting based on actual performance of then-unvested PRSUs, in addition to the number of such PRSUs that would have vested during the 15-month period following the CEO’s termination date based on actual performance.

Additionally, all Eligible Employees who incur a termination of employment upon death are entitled under the Policy to immediate vesting of 100% of then-unvested RSUs and immediate pro-rata vesting of then-unvested PRSUs at the target level of performance.

Finally, the Policy provides that all Eligible Employees who incur a termination of employment for Disability (as defined in the Policy) are entitled to continued vesting of RSUs and PRSUs, with the PRSUs vesting on a pro-rata basis.

The foregoing description of the employment agreement amendments and the Policy is only a summary and is qualified in its entirety by reference to the full text of the Form of Employment Agreement Amendment and the Policy, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	10.1	Form of Employment Agreement Amendment
	10.2	ServiceNow, Inc. Executive Severance Policy
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: December 27, 2024